UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C6

(Central Index Key Number 0001721905)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

KeyBank National Association

(Central Index Key Number 0001089877)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-07	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 13, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C6, Commercial Mortgage Pass-Through Certificates, Series 2017-C6.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus dated December 5, 2017 and as filed with the Securities and Exchange Commission on December 13, 2017 (the “Prospectus”) described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Burbank Office Portfolio	4.10	4.2
Yorkshire & Lexington Towers	4.11	4.3
Yorkshire & Lexington Towers (Supplemental Intercreditor Agreement)	4.12	4.3
National Office Portfolio	4.13	4.4(1)
One Cleveland Center	4.14	N/A
Griffin Portfolio	4.15	4.5
111 West Jackson	4.16	N/A(2)
Harmon Corner	4.17	N/A
HRC Hotels Portfolio	4.18	N/A(2)
Logan Town Center	4.19	N/A(2)
Airport Investment & Airport Overlook	4.20	N/A
2U Headquarters	4.21	4.6
Meridian Sunrise Village	4.22	4.7
Marketplace at Four Corners	4.23	N/A(2)
Chelsea Multifamily Portfolio	4.24	4.6
Belden Park Crossing	4.25	4.8(1)
Murrieta Plaza	4.26	N/A
At Home Portfolio	4.27	4.6
Bass Pro & Cabela’s Portfolio	4.28	4.9
DoubleTree Wilmington	4.29	4.4

(1)	The subject Whole Loan will be serviced under the indicated Non-Serviced PSA until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to three (3) Mortgage Loans, representing approximately 8.6% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2017 and attached hereto as Exhibit 4.30, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicers—KeyBank National Association—Summary of KeyBank Primary Servicing Agreement”.

Wells Fargo Bank, National Association has appointed Berkeley Point Capital LLC as a subservicer with respect to one (1) Mortgage Loan, representing approximately 4.4% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2017 and attached hereto as Exhibit 4.31, by and between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicers—Berkeley Point Capital LLC—Summary of BPC Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-BP, Class X-A, Class X-BP, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $612,811,000, were sold to UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Cantor Fitzgerald & Co. (“CF&C”), Natixis Securities Americas LLC (“Natixis Securities”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, SGAS, CF&C, Natixis Securities and KeyBanc, the “Underwriters”), pursuant to the underwriting agreement, dated as of December 1, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 13, 2017, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $71,894,267, to UBS Securities, SGAS, CF&C, Natixis Securities, KeyBanc and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of December 1, 2017, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2017-C6 (the “Issuing Entity”), a common law trust fund formed on December 13, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-nine (39) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-four (124) commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 1, 2017, between the Registrant and UBS AG, (ii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 1, 2017, between the Registrant and RMF, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 1, 2017, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (iv) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 1, 2017, between the Registrant and CCRE, (v) KeyBank National Association, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of December 1, 2017, between the Registrant and KeyBank National Association and (vi) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of December 1, 2017, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of December 5, 2017.

On December 13, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $612,811,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $11,296,879, were approximately $657,821,299. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $1,021,774 in the form of fees were paid to the Underwriters, $558,329 were paid to or for the Underwriters and $9,716,776 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Cantor Fitzgerald & Co., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc. and Academy Securities, Inc., as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated and effective as of October 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	The Burbank Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	The Yorkshire & Lexington Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	The Yorkshire & Lexington Towers Supplemental Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	The National Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	The One Cleveland Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	The Griffin Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	The 111 West Jackson Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	The Harmon Corner Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	The HRC Hotels Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	The Logan Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.20	The Airport Investment & Airport Overlook Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.21	The 2U Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.22	The Meridian Sunrise Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.23	The Marketplace at Four Corners Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.24	The Chelsea Multifamily Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.25	The Belden Park Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.26	The Murrieta Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.27	The At Home Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.28	The Bass Pro & Cabela’s Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.29	The DoubleTree Wilmington Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.30	Primary Servicing Agreement, dated as of December 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Exhibit 4.31	Primary Servicing Agreement, dated as of December 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 13, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 13, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 5, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated December 1, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated December 1, 2017, between KeyBank National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: Executive Director

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Cantor Fitzgerald & Co., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc. and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated and effective as of October 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of November 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.8	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.9	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.10	The Burbank Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The Yorkshire & Lexington Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	The Yorkshire & Lexington Towers Supplemental Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	The National Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	The One Cleveland Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	The Griffin Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.16	The 111 West Jackson Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	The Harmon Corner Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	The HRC Hotels Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	The Logan Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	The Airport Investment & Airport Overlook Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.21	The 2U Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.22	The Meridian Sunrise Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.23	The Marketplace at Four Corners Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.24	The Chelsea Multifamily Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.25	The Belden Park Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.26	The Murrieta Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.27	The At Home Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.28	The Bass Pro & Cabela’s Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.29	The DoubleTree Wilmington Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.30	Primary Servicing Agreement, dated as of December 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)
4.31	Primary Servicing Agreement, dated as of December 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 13, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 13, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 5, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated December 1, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.4	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated December 1, 2017, between KeyBank National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated December 1, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)